Exhibit 32.1
                Certification pursuant to 18 U.S.C. Section 1350

          As adopted by Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the quarterly report of PureSpectrum, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2010 (the "Report"), I, Lee L. Vanatta, President and Chief Executive Officer of the Company and I, Susan W. Norton, Vice President and Acting Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

1.   To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Susan W. Norton                          /s/ Lee L. Vanatta
-------------------                          ------------------
Susan W. Norton, Vice President and          Lee L. Vanatta, President and
Acting Chief Financial Officer               Chief Executive Officer
May 24, 2010                                 May 24, 2010